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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: September 30, 1997
                       (Date of earliest event reported)


                         CMC SECURITIES CORPORATION IV
             (Exact name of Registrant as specified in its charter)


        Delaware                    33-47912                      75-2431915
(State of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)
         2711 N. Haskell Avenue
                Suite 900
              Dallas, Texas                                          75204
(Address of Principal executive offices)                           (Zip Code)

       Registrant's Telephone Number, Including Area Code: (214) 874-2323


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Item 5.  Other Events.

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 33-47912) filed with the Securities and Exchange Commission (the "Commission") on May 14, 1992, as amended by Amendment No. 1 thereto filed with the Commission on August 7, 1992, as further amended by Post Effective Amendment No. 1 thereto filed with the Commission on August 17, 1994 (collectively, the "Registration Statement"), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its collateralized mortgage obligations, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated September 26, 1997 and the related Prospectus Supplement, dated September 26, 1997 (collectively, the "Prospectus"), which are being filed with the Commission concurrently herewith pursuant to Rule 424(b)(5), with respect to the Registrant's Collateralized Mortgage Obligations, Series 1997-NAMC 3 (the "Securities").

         On September 30, 1997, the Registrant caused the issuance and sale of $281,194,911 aggregate initial principal amount of Securities. The Securities are collateralized by mortgage pass-through certificates (the "Conventional Certificates") evidencing the beneficial ownership interest in entire pools of certain conventional, fixed-rate, fully- amortizing, one-to four-family, first lien mortgage loans (the "Mortgage Loans") originated or acquired by North American Mortgage Company ("NAMC"). The Certificates were created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1997 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, NAMC, as Master Servicer, and The First National Bank of Chicago, as Certificate Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as
Exhibit 10.1. The Securities were issued pursuant to an Indenture dated as of September 1, 1997 (the "Indenture"), as supplemented by the Series 1997-NAMC 3 Supplement thereto dated as of September 30, 1997 (the "Series Supplement"), each by and between the Registrant and The First National Bank of Chicago, as Indenture Trustee. A copy of the Indenture is filed herewith as Exhibit 4.1 and a copy of the Series Supplement is filed herewith as Exhibit 4.2. The Mortgage Loans were sold by NAMC to DLJ Mortgage Capital, Inc. ("DLJMCI") pursuant to a Seller's Purchase, Warranties and Servicing Agreement dated as of September 15, 1997 between NAMC and DLJMCI, and were subsequently sold by DLJMCI to the Registrant pursuant to an Assignment and Assumption Agreement dated as of September 30, 1997 between DLJMCI and the Registrant.

         The Offered Securities (as defined in the Prospectus), having an aggregate principal balance of $278,242,362, have been sold by the Registrant to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") pursuant to an Underwriting Agreement dated as of September 26, 1997 (the "Underwriting Agreement"), as supplemented by a Terms Agreement dated as of September 26, 1997, each among DLJSC, the Registrant and Capstead Mortgage Corporation ("CMC"). A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1. The Class B-4, Class B-5 and Class B-6 Securities (as defined in the Prospectus) have been sold by the Registrant to DLJSC pursuant to a Purchase Agreement dated September 29, 1997, by and among DLJSC, the Registrant and CMC.





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Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits

                 Exhibit No.      Description

                          1.1 Underwriting Agreement dated as of September 26, 1997 by and among DLJSC, the Registrant and CMC

                          4.1 Indenture dated as of September 1, 1997 by and between the Registrant and The First National Bank of Chicago, as Indenture Trustee

                          4.2 Series 1997-NAMC 3 Supplement dated as of September 30, 1997 by and between the Registrant and The First National Bank of Chicago, as Indenture Trustee

                          10.1 Pooling and Servicing Agreement dated as of September 1, 1997 by and among the Registrant, as Depositor, NAMC, as Master Servicer, and The First National Bank of Chicago, as Certificate Trustee





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                                   Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CMC SECURITIES CORPORATION IV



October 21, 1997                        By:
                                           ----------------------------
                                           Wade Walker,
                                           Vice President - Asset and
                                           Liability Management





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                               INDEX TO EXHIBITS


Exhibit No.                                                                Page
-----------                                                                ----
1.1      Underwriting Agreement dated as of September 26, 1997
         by and among DLJSC, the Registrant and CMC

4.1 Indenture dated as of September 1, 1997 by and between the Registrant and The First National Bank of Chicago, as Indenture Trustee

4.2 Series 1997-NAMC 3 Supplement dated as of September 30, 1997 by and between the Registrant and The First National Bank of Chicago, as Indenture Trustee

10.1 Pooling and Servicing Agreement dated as of September 1, 1997 by and among the Registrant, as Depositor, NAMC, as Master
         Servicer, and The First National Bank of Chicago, as Certificate
         Trustee